SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Synovus Financial Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 SYNOVUS FINANCIAL CORP.


                                                 (Registrant)

March 22, 1996                                   By:/s/ James H. Blanchard
                                                    ----------------------
                                                 James H. Blanchard,
                                                 Chairman of the Board and
                                                 Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.


/s/ William B. Turner                             Date: March 22, 1996
-----------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/ James H. Blanchard                            Date: March 22, 1996
-----------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer


/s/ John T. Oliver, Jr.                           Date: March 22, 1996
-----------------------------
John T. Oliver, Jr.,
Director and Vice Chairman
of the Executive Committee


/s/ James D. Yancey                               Date: March 22, 1996
-----------------------------
James D. Yancey,
Vice Chairman of the Board


/s/ Joe E. Beverly                                Date: March 22, 1996
-----------------------------
Joe E. Beverly,
Vice Chairman of the Board


/s/ Richard E. Anthony                            Date: March 22,1996
-----------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/ Stephen L. Burts, Jr.                         Date: March 22, 1996
-----------------------------
Stephen L. Burts, Jr.,
President,
Principal Financial Officer and Director


/s/ G. Sanders Griffith, III                      Date: March 22, 1996
-----------------------------
G. Sanders Griffith, III,
Senior Executive Vice President,
General Counsel and Secretary


/s/ Thomas J. Prescott                            Date: March 22, 1996
-----------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer and
Principal Accounting Officer


/s/ Jay C. McClung                                Date: March 22, 1996
-----------------------------
Jay C. McClung,
Executive Vice President


/s/ Daniel P. Amos                                Date: March 22, 1996
-----------------------------
Daniel P. Amos,
Director


/s/ Richard Y. Bradley                            Date: March 22, 1996
-----------------------------
Richard Y. Bradley,
Director


/s/ Salvador Diaz-Verson, Jr.                     Date: March 22, 1996
-----------------------------
Salvador Diaz-Verson, Jr.,
Director


/s/ C. Edward Floyd                               Date: March 22, 1996
-----------------------------
C. Edward Floyd,
Director


/s/ Gardiner W. Garrard, Jr.                      Date: March 22, 1996
-----------------------------
Gardiner W. Garrard, Jr.,
Director


/s/ V. Nathaniel Hansford                         Date: March 22, 1996
-----------------------------
V. Nathaniel Hansford,
Director


/s/ Mason H. Lampton                              Date: March 22, 1996
-----------------------------
Mason H. Lampton,
Director


/s/ John L. Moulton                               Date: March 22, 1996
-----------------------------
John L. Moulton,
Director


/s/ Elizabeth C. Ogie                             Date: March 22, 1996
-----------------------------
Elizabeth C. Ogie,
Director


/s/ William L. Pherigo                            Date: March 22, 1996
-----------------------------
Wiliam L. Pherigo,
Director


/s/ Robert V. Royall, Jr.                         Date: March 22, 1996
-----------------------------
Robert V. Royall, Jr.,
Director


/s/H. Lynn Page                                   Date: March 22, 1996
-----------------------------
H. Lynn Page,
Director


/s/ George C. Woodruff, Jr.                       Date: March 22, 1996
-----------------------------
George C. Woodruff, Jr.,
Director